CONTACT:  Michael D. Witzeman

(513) 762-6714

Chemed Reports Second-Quarter 2026 Results

Full-Year Guidance Increased Due Mainly to VITAS Outperformance

CINCINNATI, July 28, 2026—Chemed Corporation (Chemed) (NYSE: CHE), which operates VITAS Healthcare Corporation (VITAS),  the nation’s largest providers of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its second quarter ended June 30, 2026, versus the comparable prior-year period.

Results for Quarter Ended June 30, 2026

Consolidated operating results:

•	Revenue increased 8.8% to $673.3 million
•	GAAP Diluted Earnings-per-Share (EPS) of $5.13, an increase of 43.7%
•	Adjusted Diluted EPS of $6.06, an increase of 41.9%

VITAS segment operating results:

•	Net Patient Revenue of $443.3 million, an increase of 11.9%
•	Average Daily Census (ADC) of 23,687, an increase of 6.1%
•	Admissions of 19,125, an increase of 9.0%
•	Net Income, excluding certain discrete items, of $61.3 million, an increase of 60.5%
•	Adjusted EBITDA, excluding Medicare Cap, of $80.6 million, an increase of 20.6%
•	Adjusted EBITDA margin, excluding Medicare Cap, of 18.2%, an increase of 196-basis points

Roto-Rooter segment operating results:

•	Revenue of $229.9 million, an increase of 3.3%
•	Net Income, excluding certain discrete items, of $33.8 million, essentially flat
•	Adjusted EBITDA of $48.5 million, essentially flat
•	Adjusted EBITDA margin of 21.1%, a decline of 77-basis points

VITAS

VITAS net revenue was $443.3 million in the second quarter of 2026, which is an increase of 11.9% when compared to the prior-year period. This revenue increase is comprised primarily of a 6.1% increase in days-of-care and a geographically weighted average Medicare reimbursement rate increase of approximately 2.4%. Acuity mix shift negatively impacted revenue growth 115-basis points in the quarter when compared to the prior-year period’s revenue and level-of-care mix.  The combination of Medicare Cap and other contra revenue changes positively impacted revenue growth by 455-basis points.

Total VITAS admissions increased 9.0% in the second quarter of 2026 compared to the second quarter of 2025.

In the second quarter of 2026, VITAS accrued $500,000 in Medicare Cap billing limitation.  This compares to the Medicare Cap billing limitation recorded in the second quarter of 2025 of $16.4 million.  No Medicare Cap billing limitation was recorded in the second quarter of 2026 for the Florida combined program, and none is anticipated for the 2026 fiscal period.

Of VITAS’ 33 Medicare provider numbers, 22 provider numbers have an anticipated full-year Medicare Cap cushion of 10% or greater, seven provider numbers have a cushion between 0% and 10%, and four provider numbers have a Medicare Cap billing limitation totaling $7.0 million.

Average revenue per patient per day in the second quarter of 2026 was $209.98 which is 143-basis points above the prior-year period. Reimbursement for routine home care and high-acuity care averaged $188.62 and $1,152.14, respectively. During the quarter, high-acuity days-of-care were 2.2% of total days of care, a decline of 24-basis points when compared to the prior-year quarter.

The second quarter 2026 gross margin, excluding Medicare Cap, was 23.9%, a 164-basis point increase from the same period of 2025. Selling, general and administrative expenses were $26.1 million in the second quarter of 2026 compared to $25.1 million in the prior- year quarter.

Adjusted EBITDA, excluding Medicare Cap, totaled $80.6 million in the quarter, an increase of 20.6% when compared to the prior-year period. Adjusted EBITDA margin in the quarter, excluding Medicare Cap, was 18.2%.

Roto-Rooter

Roto-Rooter generated quarterly revenue of $229.9 million in the second quarter of 2026, an increase of 3.3%, when compared to the prior-year quarter.

Roto-Rooter branch commercial revenue in the quarter totaled $56.8 million, an increase of 6.8% from the prior-year period. This aggregate commercial revenue change consisted of plumbing increasing 11.9%, drain cleaning increasing 6.9%, water restoration increasing 3.7% and excavation increasing 2.3%.

Roto-Rooter branch residential revenue in the quarter totaled $159.1 million, an increase of 1.7%, over the prior-year period. This aggregate residential revenue change consisted of excavation increasing 11.1%, plumbing increasing 3.3%, and drain cleaning increasing 1.3%, offset by a decline in water restoration of 6.7%.

In the second quarter of 2026, revenue from independent contractors was $17.1 million which is a decline of 1.9% as compared to the same period of 2025.

Roto-Rooter’s second quarter 2026 gross margin was 50.4%. This compares to the prior-year quarter’s gross margin of 49.0%. Roto-Rooter’s selling, general and administrative expenses were $67.4 million in the quarter, which is an increase of 11.3% compared to the second quarter of 2025.

Adjusted EBITDA in the second quarter of 2026 totaled $48.5 million, essentially flat when compared to the second quarter of 2025. The Adjusted EBITDA margin in the quarter was 21.1% which represents a 77-basis point decline from the second quarter of 2025.

Chemed Consolidated

As of June 30, 2026, Chemed had total cash and cash equivalents of $40.2 million and $140.0 million in long-term debt.

In April 2026, Chemed entered into a new five-year $450 million Amended and Restated Credit Agreement (Credit Agreement). This Credit Agreement consists of a $450 million revolving line of credit and a $250 million expansion feature.  The interest rate on this Credit Agreement has a floating rate that is currently SOFR plus 100-basis points. There is approximately $262.7 million undrawn borrowing capacity under the Credit Agreement after excluding $47.3 million for Letters of Credit.

During the quarter, the Company repurchased 210,000 shares of Chemed stock for $89.8 million which equates to a cost per share of $427.81. Over the trailing 12-months, the Company has repurchased 1,517,500 shares of Chemed stock at an average price of $423.63 per share.  This equates to a reduction in outstanding Chemed shares of approximately 10.5% over that period.  As of June 30, 2026, there was approximately $139.8 million of remaining share repurchase authorization under its plan.

Guidance Update

Although, historically, we do not give quarterly updates, our guidance was revised in conjunction with the first quarter 2026 earnings release due to the materially improved performance of VITAS, coupled with the level of share repurchases. We have updated the guidance again mainly to continue our normal, historical cadence of updating expectations at the mid-year earnings release.  Barring any unusual developments, updating guidance once per year in conjunction with our second quarter press release is our on-going expectation.  Further operational detail will be provided during the investor conference call.

VITAS’ initiatives to return to a normal growth pattern after managing the 2025 Medicare Cap issue progressed more quickly than originally anticipated and continue to provide higher than expected growth in the business. The following shows the updated key guidance metrics compared to the guidance metrics provided in the first quarter 2026 earnings release:

Roto-Rooter performed in-line with our expectations and therefore, full year guidance for the segment remains unchanged.  Full year anticipated revenue growth is 3.0% to 3.5%.  Estimated adjusted EBITDA margin is 21.5% to 22.5%.

Based on the above, full-year 2026 earnings per diluted share, excluding non-cash expenses for stock options, tax benefits from stock option exercises, costs related to litigation and other discrete items, are estimated to be in the range of $25.00 to $25.75.  This compares to the guidance given in conjunction with the first quarter of 2026 press release of $24.00 to $24.75 per diluted share.  The mid-point of the revised guidance represents a 17.8% increase from 2025 adjusted earnings per diluted share of $21.55.  The revised guidance assumes an effective corporate tax rate on adjusted earnings of 24.5% and a diluted share count of 13.5 million shares.

Conference Call

As previously disclosed, Chemed will host a conference call and webcast at 10 a.m., ET, on Wednesday July 29, 2026, to discuss the company's quarterly results and to provide an update on its business. Participants may access a live webcast of the conference call through the investor relations section of Chemed’s website, Investor Relations Home | Chemed Corporation or the hosting website https://edge.media-server.com/mmc/p/u8u2qjst.

Participants may also register via teleconference at:

https://register-conf.media-server.com/register/BI55b09312fbd04f76b526dfcc5f7e174e.

Once registration is completed, participants will be provided with a dial-in number containing a personalized conference code to access the call. All participants are instructed to dial-in 15 minutes prior to the start time.

A  taped replay of the conference call will be available beginning approximately two hours after the call's conclusion. You may access the replay via webcast through the investor relations section of Chemed’s website.

Chemed operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water cleanup services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA, and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA, and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 REGARDING FORWARD-LOOKING INFORMATION

Statements in this press release contain forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods and are based upon assumptions subject to certain known and unknown risks, uncertainties, contingencies and other factors, including, but not limited to, the impact of laws and regulations on Chemed’s operations, including Medicare Cap and Medicare reimbursement rates, Chemed’s estimates of the effect of Medicare Cap on VITAS’ revenues and future prospects, Chemed’s expectations regarding VITAS’ patient mix and Chemed’s expectations regarding demand for Roto-Rooter’s services.

Because forward looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Chemed’s control. Chemed’s actual results and financial condition may differ materially from those indicated in the forward-looking statements included in this press release, including as a result of the risks described above and those described in the Chemed’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its Quarterly Reports filed in 2026. Any forward-looking statement made by Chemed in this press release is based only on information currently available to Chemed and speaks only as of the date on which it is made. Chemed undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Service revenues and sales	$673,251	$618,798	$1,330,764	1,265,741
Cost of services provided and goods sold	451,780	434,105	893,529	864,635
Selling, general and administrative expenses (aa)	115,203	100,323	229,524	205,910
Depreciation	14,267	13,689	28,570	27,134
Amortization	2,719	2,571	5,289	5,143
Other operating expense	78	26	70	77
Total costs and expenses	584,047	550,714	1,156,982	1,102,899
Income from operations	89,204	68,084	173,782	162,842
Interest expense	(1,789)	(443)	(2,301)	(772)
Other income--net (bb)	3,914	3,474	8,688	4,719
Income before income taxes	91,329	71,115	180,169	166,789
Income taxes	(23,626)	(18,622)	(46,164)	(42,539)
Net income	$67,703	$52,493	$134,005	$124,250
Earnings Per Share
Net income	$5.14	$3.60	$9.98	$8.51
Average number of shares outstanding	13,174	14,591	13,423	14,606
Diluted Earnings Per Share
Net income	$5.13	$3.57	$9.97	$8.43
Average number of shares outstanding	13,199	14,703	13,442	14,733

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
SG&A expenses before long-term incentive compensation
and the impact of market value adjustments related to
deferred compensation plans	$109,256	$98,552	$218,187	$202,312
Market value adjustments related to deferred
compensation trusts	3,699	918	7,584	88
Long-term incentive compensation	2,248	853	3,753	3,510
Total SG&A expenses	$115,203	$100,323	$229,524	$205,910

(bb) Other income--net comprises (in thousands):
	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025

Market value adjustments related to deferred
compensation trusts	$3,699	$918	$7,584	$88
Interest income	214	2,555	1,104	4,631
Other	1	1	-	-
Total other income--net	$3,914	$3,474	$8,688	$4,719

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)(unaudited)

	June 30,
	2026	2025
Assets
Current assets
Cash and cash equivalents	$40,222	$249,904
Accounts receivable less allowances	188,634	184,880
Inventories	7,630	9,148
Prepaid income taxes	17,646	14,239
Prepaid expenses	37,103	33,206
Total current assets	291,235	491,377
Investments of deferred compensation plans held in trust	148,153	129,560
Properties and equipment, at cost less accumulated depreciation	208,499	202,281
Lease right of use asset	142,535	131,948
Identifiable intangible assets less accumulated amortization	78,601	87,360
Goodwill	699,398	666,996
Other assets	11,164	8,325
Total Assets	$1,579,585	$1,717,847
Liabilities
Current liabilities
Accounts payable	$84,713	$50,864
Accrued insurance	72,455	66,888
Accrued compensation	63,794	54,688
Short-term lease liability	41,277	43,700
Other current liabilities	57,607	47,746
Total current liabilities	319,846	263,886
Deferred income taxes	15,050	12,703
Deferred compensation liabilities	146,986	127,699
Long-term debt	140,000	-
Long-term lease liability	113,516	101,861
Other liabilities	13,677	13,213
Total Liabilities	749,075	519,362
Stockholders' Equity
Capital stock	37,613	37,593
Paid-in capital	1,617,125	1,576,165
Retained earnings	3,073,331	2,831,540
Treasury stock, at cost	(3,900,000)	(3,249,115)
Deferred compensation payable in Company stock	2,441	2,302
Total Stockholders' Equity	830,510	1,198,485
Total Liabilities and Stockholders' Equity	$1,579,585	$1,717,847

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Six Months Ended June 30,
	2026	2025
Cash Flows from Operating Activities
Net income	$134,005	$124,250
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	33,859	32,277
Stock option expense	18,302	18,307
Benefit for deferred income taxes	(4,262)	(13,243)
Noncash long-term incentive compensation	3,633	3,273
Noncash directors' compensation	1,191	1,123
Legal settlements	548	-
Amortization of debt issuance costs	163	160
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Increase in accounts receivable	(6,716)	(13,466)
Increase in inventories	(87)	(955)
Increase in prepaid expenses	(10,285)	(7,232)
Increase/(decrease) in accounts payable and
other current liabilities	9,174	(12,449)
Change in current income taxes	(8,985)	(10,764)
Net change in lease assets and liabilities	292	(72)
(Increase)/decrease in other assets	(9,489)	48,426
Increase in other liabilities	11,191	1,521
Other sources	498	194
Net cash provided by operating activities	173,032	171,350
Cash Flows from Investing Activities
Business combinations, net of cash acquired	(33,540)	(225)
Capital expenditures	(32,639)	(29,088)
Proceeds from sale of fixed assets	422	480
Other uses	(270)	(322)
Net cash used by investing activities	(66,027)	(29,155)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	491,480	-
Payments on revolving line of credit	(351,480)	-
Purchases of treasury stock	(287,521)	(76,168)
Change in cash overdrafts payable	23,305	309
Dividends paid	(16,049)	(14,542)
Proceeds from exercise of stock options	2,731	27,152
Capital stock surrendered to pay taxes on stock-based compensation	(1,482)	(8,484)
Debt issuance costs	(1,349)	-
Other (uses)/sources	(933)	1,092
Net cash used by financing activities	(141,298)	(70,641)
(Decrease)/increase in Cash and Cash Equivalents	(34,293)	71,554
Cash and cash equivalents at beginning of year	74,515	178,350
Cash and cash equivalents at end of period	$40,222	$249,904

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED JUNE 30, 2026 AND 2025
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2026 (a)
Service revenues and sales	$443,341	$229,910	$-	$673,251
Cost of services provided and goods sold	337,691	114,089	-	451,780
Selling, general and administrative expenses	26,105	67,373	21,725	115,203
Depreciation	5,781	8,474	12	14,267
Amortization	27	2,692	-	2,719
Other operating expense	28	50	-	78
Total costs and expenses	369,632	192,678	21,737	584,047
Income/(loss) from operations	73,709	37,232	(21,737)	89,204
Interest expense	(54)	(185)	(1,550)	(1,789)
Intercompany interest income/(expense)	6,480	4,575	(11,055)	-
Other income—net	66	10	3,838	3,914
Income/(loss) before income taxes	80,201	41,632	(30,504)	91,329
Income taxes	(19,290)	(9,719)	5,383	(23,626)
Net income/(loss)	$60,911	$31,913	$(25,121)	$67,703

2025 (b)
Service revenues and sales	$396,201	$222,597	$-	$618,798
Cost of services provided and goods sold	320,644	113,461	-	434,105
Selling, general and administrative expenses	25,085	60,536	14,702	100,323
Depreciation	5,314	8,363	12	13,689
Amortization	26	2,545	-	2,571
Other operating expense/(income)	55	(29)	-	26
Total costs and expenses	351,124	184,876	14,714	550,714
Income/(loss) from operations	45,077	37,721	(14,714)	68,084
Interest expense	(47)	(129)	(267)	(443)
Intercompany interest income/(expense)	5,454	3,970	(9,424)	-
Other income—net	61	23	3,390	3,474
Income/(loss) before income taxes	50,545	41,585	(21,015)	71,115
Income taxes	(12,326)	(9,671)	3,375	(18,622)
Net income/(loss)	$38,219	$31,914	$(17,640)	$52,493

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2026 (a)
Service revenues and sales	$863,358	$467,406	$-	$1,330,764
Cost of services provided and goods sold	663,157	230,372	-	893,529
Selling, general and administrative expenses	52,213	135,302	42,009	229,524
Depreciation	11,693	16,853	24	28,570
Amortization	53	5,236	-	5,289
Other operating expense/(income)	80	(9)	(1)	70
Total costs and expenses	727,196	387,754	42,032	1,156,982
Income/(loss) from operations	136,162	79,652	(42,032)	173,782
Interest expense	(104)	(321)	(1,876)	(2,301)
Intercompany interest income/(expense)	12,717	9,088	(21,805)	-
Other income—net	161	25	8,502	8,688
Income/(loss) before income taxes	148,936	88,444	(57,211)	180,169
Income taxes	(35,818)	(20,747)	10,401	(46,164)
Net income/(loss)	$113,118	$67,697	$(46,810)	$134,005

2025 (b)
Service revenues and sales	$803,600	$462,141	$-	$1,265,741
Cost of services provided and goods sold	633,451	231,184	-	864,635
Selling, general and administrative expenses	51,624	123,184	31,102	205,910
Depreciation	10,509	16,601	24	27,134
Amortization	52	5,091	-	5,143
Other operating expense/(income)	119	(42)	-	77
Total costs and expenses	695,755	376,018	31,126	1,102,899
Income/(loss) from operations	107,845	86,123	(31,126)	162,842
Interest expense	(95)	(261)	(416)	(772)
Intercompany interest income/(expense)	10,750	7,900	(18,650)	-
Other income—net	110	32	4,577	4,719
Income/(loss) before income taxes	118,610	93,794	(45,615)	166,789
Income taxes	(30,361)	(21,936)	9,758	(42,539)
Net income/(loss)	$88,249	$71,858	$(35,857)	$124,250

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THREE MONTHS ENDED JUNE 30, 2026 AND 2025
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2026
Net income/(loss)	$60,911	$31,913	$(25,121)	$67,703
Add/(deduct):
Interest expense	54	185	1,550	1,789
Income taxes	19,290	9,719	(5,383)	23,626
Depreciation	5,781	8,474	12	14,267
Amortization	27	2,692	-	2,719
EBITDA	86,063	52,983	(28,942)	110,104
Add/(deduct):
Intercompany interest expense/(income)	(6,480)	(4,575)	11,055	-
Interest income	(66)	(10)	(138)	(214)
Stock option expense	-	-	9,052	9,052
Long-term incentive compensation	-	-	2,248	2,248
Legal settlements	548	-	-	548
Acquisition expense	8	60	-	68
Adjusted EBITDA	$80,073	$48,458	$(6,725)	$121,806

2025
Net income/(loss)	$38,219	$31,914	$(17,640)	$52,493
Add/(deduct):
Interest expense	47	129	267	443
Income taxes	12,326	9,671	(3,375)	18,622
Depreciation	5,314	8,363	12	13,689
Amortization	26	2,545	-	2,571
EBITDA	55,932	52,622	(20,736)	87,818
Add/(deduct):
Intercompany interest expense/(income)	(5,454)	(3,970)	9,424	-
Interest income	(61)	(23)	(2,472)	(2,556)
Stock option expense	-	-	9,216	9,216
Long-term incentive compensation	-	-	853	853
Adjusted EBITDA	$50,417	$48,629	$(3,715)	$95,331

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2026
Net income/(loss)	$113,118	$67,697	$(46,810)	$134,005
Add/(deduct):
Interest expense	104	321	1,876	2,301
Income taxes	35,818	20,747	(10,401)	46,164
Depreciation	11,693	16,853	24	28,570
Amortization	53	5,236	-	5,289
EBITDA	160,786	110,854	(55,311)	216,329
Add/(deduct):
Intercompany interest expense/(income)	(12,717)	(9,088)	21,805	-
Interest income	(162)	(25)	(917)	(1,104)
Stock option expense	-	-	18,302	18,302
Long-term incentive compensation	-	-	3,753	3,753
Legal settlements	548	-	-	548
Acquisition expense	8	226	-	234
Adjusted EBITDA	$148,463	$101,967	$(12,368)	$238,062
2025
Net income/(loss)	$88,249	$71,858	$(35,857)	$124,250
Add/(deduct):
Interest expense	95	261	416	772
Income taxes	30,361	21,936	(9,758)	42,539
Depreciation	10,509	16,601	24	27,134
Amortization	52	5,091	-	5,143
EBITDA	129,266	115,747	(45,175)	199,838
Add/(deduct):
Intercompany interest expense/(income)	(10,750)	(7,900)	18,650	-
Interest income	(110)	(33)	(4,489)	(4,632)
Stock option expense	-	-	18,307	18,307
Long-term incentive compensation	-	-	3,510	3,510
Adjusted EBITDA	$118,406	$107,814	$(9,197)	$217,023

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
Net income as reported	$67,703	$52,493	$134,005	$124,250
Add/(deduct) pre-tax cost of:
Stock option expense	9,052	9,216	18,302	18,307
Amortization of reacquired franchise rights	2,352	2,352	4,704	4,704
Long-term incentive compensation	2,248	853	3,753	3,510
Legal settlements	548	-	548	-
Acquisition expense	68	-	234	-
Add/(deduct) tax impacts:
Tax impact of the above pre-tax adjustments (1)	(2,377)	(2,143)	(4,626)	(4,462)
Excess tax expenses/(benefits) on stock compensation	445	(50)	501	(513)
Adjusted net income	$80,039	$62,721	$157,421	$145,796

Diluted Earnings Per Share As Reported
Net income	$5.13	$3.57	$9.97	$8.43
Average number of shares outstanding	13,199	14,703	13,442	14,733

Adjusted Diluted Earnings Per Share
Adjusted net income	$6.06	$4.27	$11.71	$9.90
Average number of shares outstanding	13,199	14,703	13,442	14,733

(1) The tax impact of pre-tax adjustments was calculated using the effective tax rate of the operating unit for which each adjustment is associated.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)
Three Months Ended June 30,			For the Six Months Ended June 30,
OPERATING STATISTICS	2026	2025	2026	2025
Net revenue ($000) (c)
Homecare	$391,348	$358,042	$762,438	$709,608
Inpatient	35,673	33,023	71,599	67,045
Continuous care	19,396	23,640	37,530	48,276
Other	6,206	5,747	11,783	11,092
Subtotal	$452,623	$420,452	$883,350	$836,021
Room and board, net	(3,938)	(3,892)	(7,196)	(7,417)
Contractual allowances	(4,844)	(3,984)	(9,921)	(6,304)
Medicare cap allowance	(500)	(16,375)	(2,875)	(18,700)
Net Revenue	$443,341	$396,201	$863,358	$803,600
Net revenue as a percent of total before Medicare cap allowance
Homecare	86.5%	85.2%	86.4%	84.9%
Inpatient	7.9	7.9	8.1	8.0
Continuous care	4.3	5.6	4.2	5.8
Other	1.3	1.3	1.3	1.3
Subtotal	100.0	100.0	100.0	100.0
Room and board, net	(0.9)	(0.9)	(0.9)	(0.9)
Contractual allowances	(1.1)	(0.9)	(1.1)	(0.8)
Medicare cap allowance	(0.1)	(3.9)	(0.3)	(2.2)
Net Revenue	97.9%	94.3%	97.7%	96.1%
Days of care
Homecare	1,792,360	1,662,455	3,483,979	3,295,024
Nursing home	303,053	307,158	597,871	614,266
Respite	12,307	11,440	23,182	21,435
Subtotal routine homecare and respite	2,107,720	1,981,053	4,105,032	3,930,725
Inpatient	29,703	28,213	60,177	57,917
Continuous care	18,094	21,647	35,382	44,267
Total	2,155,517	2,030,913	4,200,591	4,032,909

Number of days in relevant time period	91	91	181	181
Average daily census ("ADC") (days)
Homecare	19,697	18,269	19,249	18,205
Nursing home	3,330	3,375	3,303	3,394
Respite	135	126	128	118
Subtotal routine homecare and respite	23,162	21,770	22,680	21,717
Inpatient	326	310	333	320
Continuous care	199	238	195	244
Total	23,687	22,318	23,208	22,281

Total Admissions	19,125	17,545	38,519	35,684
Total Discharges	18,167	17,845	36,704	35,583
Average length of stay (days)	101.2	137.1	101.9	127.9
Median length of stay (days)	16.0	20.0	15.0	18.0

ADC by major diagnosis
Cerebro	44.2%	44.4%	44.4%	44.6%
Neurological	11.1	12.1	11.2	12.2
Cancer	9.5	9.7	9.5	9.6
Cardio	16.6	16.2	16.5	16.1
Respiratory	8.0	7.5	7.8	7.3
Other	10.6	10.1	10.6	10.2
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	27.3%	26.7%	27.1%	27.6%
Neurological	7.1	7.2	7.0	6.8
Cancer	24.7	26.6	24.1	25.6
Cardio	15.2	14.9	15.5	15.0
Respiratory	11.8	10.7	12.1	11.1
Other	13.9	13.9	14.2	13.9
Total	100.0%	100.0%	100.0%	100.0%

Estimated uncollectible accounts as a percent of revenues	0.7%	1.0%	1.1%	0.8%

Accounts receivable --
Days of revenue outstanding-excluding unapplied Medicare payments	39.7	37.5	n.a.	n.a.
Days of revenue outstanding-including unapplied Medicare payments	26.9	26.9	n.a.	n.a.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(unaudited)

(a)	Included in the results of operations for 2026 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2026
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(9,052)	$(9,052)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Long-term incentive compensation	-	-	(2,248)	(2,248)
	Legal expense	(548)	-	-	(548)
	Acquisition expense	(8)	(60)	-	(68)
	Pretax impact on earnings	(556)	(2,412)	(11,300)	(14,268)
	Excess tax expenses on stock compensation	-	-	(445)	(445)
	Income tax benefit on the above	135	562	1,680	2,377
	After-tax impact on earnings	$(421)	$(1,850)	$(10,065)	$(12,336)

		Six Months Ended June 30, 2026
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(18,302)	$(18,302)
	Amortization of reacquired franchise agreements	-	(4,704)	-	(4,704)
	Long-term incentive compensation	-	-	(3,753)	(3,753)
	Legal settlements	(548)	-	-	(548)
	Acquisition expense	(8)	(226)	-	(234)
	Pretax impact on earnings	(556)	(4,930)	(22,055)	(27,541)
	Excess tax expenses on stock compensation	-	-	(501)	(501)
	Income tax benefit on the above	135	1,149	3,342	4,626
	After-tax impact on earnings	$(421)	$(3,781)	$(19,214)	$(23,416)

(b)	Included in the results of operations for 2025 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended June 30, 2025
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(9,216)	$(9,216)
	Amortization of reacquired franchise agreements	-	(2,352)	-	(2,352)
	Long-term incentive compensation	-	-	(853)	(853)
	Pretax impact on earnings	-	(2,352)	(10,069)	(12,421)
	Excess tax benefits on stock compensation	-	-	50	50
	Income tax benefit on the above	-	546	1,597	2,143
	After-tax impact on earnings	$-	$(1,806)	$(8,422)	$(10,228)

		Six Months Ended June 30, 2025
		VITAS	Roto-Rooter	Corporate	Consolidated

	Stock option expense	$-	$-	$(18,307)	$(18,307)
	Amortization of reacquired franchise agreements	-	(4,704)	-	(4,704)
	Long-term incentive compensation	-	-	(3,510)	(3,510)
	Pretax impact on earnings	-	(4,704)	(21,817)	(26,521)
	Excess tax benefits on stock compensation	-	-	513	513
	Income tax benefit on the above	-	1,091	3,371	4,462
	After-tax impact on earnings	$-	$(3,613)	$(17,933)	$(21,546)

(c)

VITAS has 13 large (greater than 450 ADC), 24 medium (greater than 200 but less than 450 ADC) and 23 small (less than 200 ADC) hospice programs.  Of Vitas' 33 Medicare provider numbers, for the current cap year, 22 provider numbers have a Medicare cap cushion of greater than 10%, seven provider numbers have a Medicare cap cushion between 0% and 10%, and four provider numbers have a Medicare cap liability.